EXHIBIT 10.1

FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of April 10, 2020, between FIRST MID BANCSHARES, INC. (f/k/a FIRST MID-ILLINOIS BANCSHARES, INC.), a Delaware corporation (the “Borrower”), and THE NORTHERN TRUST COMPANY, an Illinois state- chartered bank (the “Lender”).

RECITALS

A. The Borrower and the Lender entered into that certain Sixth Amended and Restated Credit Agreement, dated as of April 12, 2019 (the “Agreement”), in which the Lender agreed to extend to the Borrower a revolving loan in the principal amount of up to $10,000,000 (the “Revolving Loan”).

B. On April 25, 2019, the Borrower changed its name from “FIRST MID-ILLINOIS BANCSHARES, INC.” to “FIRST MID BANCSHARES, INC.” as reflected in the Borrower’s Restated Certificate of Incorporation.

C. By this Amendment, the Borrower and the Lender have agreed to: (i) increase the principal amount of the Revolving Loan to up to $15,000,000; and (ii) extend the maturity date of the Revolving Loan to April 9, 2021.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

Section 1. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) shall be used in this Amendment as defined in the Agreement.

Section 2. Clause (b) in the Recitals is hereby removed and replaced in its entirety with the following:

“(b) a revolving loan in the principal amount of up to TEN MILLION DOLLARS ($10,000,000).”

Section 3. The last sentence of the second paragraph of the Recitals, is hereby stricken in its entirety as follows:

“~~Each loan made pursuant to the Revolving Loan Commitment may be referred to individually as a “Loan” or a “Revolving Loan” (and collectively as the “Loans” or the “Revolving Loans”)~~.”

Section 4.    The following terms in Section 1.1 of the Agreement are hereby removed and replaced in their entirety with the following:

SECTION 1.1	Definitions. The following terms shall have the following meanings.

““Loan” has the meaning ascribed to such term in Section 2.1 herein.”

““Revolving Loan” has the meaning ascribed to such term in Section 2.1 herein.”

““Revolving Loan Commitment” means FIFTEEN MILLION DOLLARS ($15,000,000).”

““Revolving Loan Maturity Date” means April 9, 2021, or such earlier date, pursuant to Section 8.2 of this Agreement.”

Section 5.    The first paragraph of Section 2.1 of the Agreement is hereby removed and replaced in its entirety with the following:

“2.1 Revolving Loan. Subject to the terms and conditions of this Agreement, the Lender agrees to make loans to the Borrower, from time to time from the date of this Agreement through the Revolving Loan Maturity Date, at such times and in such amounts, not to exceed the Revolving Loan Commitment at any one time outstanding, as the Borrower may request. Each loan made pursuant to the Revolving Loan Commitment may be referred to individually as a “Loan” or a “Revolving Loan” (and collectively as the “Loans” or the “Revolving Loans”).”

Section 6.    “Exhibit B - Subsidiaries” shall be amended and replaced in the form attached hereto as Exhibit I to this Amendment.

Section 7. The Revolving Note, dated April 12, 2019, by the Borrower in favor of the Lender is hereby amended and restated by that certain First Amended and Restated Revolving Note dated April 10, 2020, by the Borrower in favor of the Lender in the form of Exhibit II attached hereto (with appropriate insertions) which First Amended Revolving Note evidences and shall continue to evidence the Revolving Loan and certain other obligations incurred by the Borrower under the Agreement.

Section 8. The Borrower hereby remakes, as of the date of execution hereof, all of the representations and warranties set forth in Section 5 of the Agreement. The Borrower additionally represents and warrants that: (a) the execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under this Amendment are within the Borrower’s corporate powers, will be authorized by all necessary corporate action, have received all necessary governmental approval (if any should be required) and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of the Borrower or any subsidiary or of any agreement binding upon the Borrower or any subsidiary; and (b) the representations and warranties set forth in Section 5 of the Agreement and in Section 8(a) of this Amendment shall be true and correct as of the date hereof, and after giving effect to this Amendment, between the Borrower and the Lender, no Event of Default or

Unmatured Event of Default under the Agreement has occurred and is continuing under the Agreement. The Borrower shall have provided to the Lender a certificate of a senior executive officer of the Borrower certifying the provisions of Section 8(a) of this Amendment, in the form of Exhibit III attached hereto.

Section 9. The effectiveness of this Amendment is subject to the conditions precedent that the Lender shall have received all of the following, each duly executed and dated the date hereof, in form and substance satisfactory to the Lender and its counsel, at the expense of the Borrower, and in such number of signed counterparts as the Lender may request:

a.    this Amendment;

b.	the First Amended Revolving Note in the form of Exhibit II attached hereto;

c.    a certificate in the form of Exhibit III attached hereto;

d.
a copy of a resolution of the Board of Directors of the Borrower authorizing or ratifying the execution, delivery and performance, respectively, of this Amendment and of the other documents provided for in this Amendment, certified by the Secretary of the Borrower; and

e. such other documents and certificates as the Lender may reasonably request.

Section 10. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall constitute but one and the same instrument.

Section 11. Except as previously amended hereby and except as amended by this Amendment, the Agreement is hereby ratified and confirmed and shall continue in full force and effect.

Section 12. This Amendment shall become effective when it shall have been executed by the Borrower and the Lender and thereafter shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns.

Section 13. Without limiting the obligations of the Borrower under the Agreement, the Borrower agrees to pay, or to reimburse on demand, all reasonable costs and expenses incurred by the Lender in connection with the negotiation, preparation, execution, delivery, modification, amendment or enforcement of this Amendment, the Agreement and any other agreements, documents and instruments referred to herein, including the reasonable fees and expenses of legal counsel engaged by the Lender for such purposes.

Signature page follows.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

FIRST MID BANCSHARES, INC.
(f/k/a FIRST MID-ILLINOIS BANCSHARES, INC.)

By:      /s/ Michael L. Taylor

Title:     SEVP and COO

By:     /s/ Matthew K. Smith

Title:     EVP and CFO

Address for notices:
1515 Charleston Avenue
Mattoon, Illinois 61938
Attention: Chief Financial Officer
Telephone: 217/258-3306
Fax No.: 217/258-0485

THE NORTHERN TRUST COMPANY

By:     /s/ Peter Hallan

Title:     Vice President

Address for notices:
50 South LaSalle Street, M-21
Chicago, IL 60603
Attention: Mr. Peter J. Hallan
Telephone: 312/444-2434
Fax No.: 312/630-6105

Signature page to First Amendment to Sixth Amended and Restated Credit Agreement

EXHIBIT I

Subsidiaries of Borrower

First Mid Bank & Trust, National Association (a national banking association)

First Mid Wealth Management Company (an Illinois corporation)

The Checkley Agency, Inc., d/b/a First Mid Insurance Group (an Illinois corporation)

Mid-Illinois Data Services, Inc. (a Delaware corporation)

First Mid Captive, Inc. (a Nevada corporation)

First Mid-Illinois Statutory Trust II (a Delaware business trust)

Clover Leaf Statutory Trust I (a Delaware business trust)

FBTC Statutory Trust I (a Delaware business trust)

EXHIBIT II

FIRST AMENDED AND RESTATED REVOLVING NOTE

$15,000,000     Chicago, Illinois
April 10, 2020

FOR VALUE RECEIVED, on or before the Revolving Loan Maturity Date (as such term is defined in the Sixth Amended and Restated Credit Agreement by and between First Mid-Illinois Bancshares, Inc. (n/k/a First Mid Bancshares, Inc.) and The Northern Trust Company, dated as of April 12, 2019 (as amended on the date hereof, the “Agreement”), FIRST MID BANCSHARES, INC., a Delaware corporation (the “Borrower”), promises to pay to the order of THE NORTHERN TRUST COMPANY, an Illinois banking corporation (hereafter, together with any subsequent holder hereof, called the “Lender”), at its main banking office at 50 South LaSalle Street, Chicago, Illinois 60675, or at such other place as the Lender may direct, the aggregate unpaid principal balance of each advance (a “Loan” and collectively the “Loans”) made by the Lender to the Borrower under this Revolving Note. The total principal amount of Loans outstanding at any one time under this Revolving Note will not exceed FIFTEEN MILLION AND NO/100 UNITED STATES DOLLARS ($15,000,000).

This Revolving Note is in replacement of, and substitution for, but not in repayment of, that certain Amended and Restated Revolving Note, dated as of April 12, 2019, in the principal amount of TEN MILLION AND NO/100 UNITED STATES DOLLARS ($10,000,000) made by the Borrower and payable to the order of the Lender (the “Prior Note”), pursuant to that certain Sixth Amended and Restated Revolving Credit Agreement, dated as of April 12, 2019, as amended, between the Borrower and the Lender, and this Revolving Note shall not be deemed a novation thereof. Any and all amounts outstanding under the Prior Note as of the date of this Revolving Note shall be deemed to be amounts outstanding under this Revolving Note.

The Lender is hereby authorized by the Borrower at any time and from time to time at the Lender's sole option to attach a schedule (grid) to this Revolving Note and to endorse thereon notations with respect to each Loan specifying the date and principal amount thereof, and the date and amount of each payment of principal and interest made by the Borrower with respect to each such Loan. The Lender's endorsements as well as its records relating to Loans is rebuttably presumptive evidence of the outstanding principal and interest on the Loans, and, in the event of inconsistency, will prevail over any records of the Borrower and any written confirmations of Loans given by the Borrower.

The Borrower agrees to pay interest on the unpaid principal amount from time to time outstanding under this Revolving Note on the dates and at the rate or rates as set forth in the Agreement.

Payments of both principal and interest are to be made in immediately available funds in lawful money of the United States of America.

This Revolving Note evidences indebtedness incurred under the Agreement, to which Agreement reference is hereby made for a statement of its terms and provisions, including without limitation those under which this Revolving Note may be paid prior to its due date or have its due date accelerated.

This Revolving Note and any document or instrument executed in connection with this Revolving Note are governed by and construed in accordance with the internal law of the State of Illinois, and are deemed to have been executed in the State of Illinois. This Revolving Note binds the Borrower, its successors and assigns, and inures to the benefit of the Lender, its successors and assigns, except that the Borrower may not transfer or assign any of its rights or interest under this Revolving Note without the prior written consent of the Lender.

FIRST MID BANCSHARES, INC. (f/k/a FIRST MID-ILLINOIS BANCSHARES, INC.)

By:      /s/ Michael L. Taylor

Title:     SEVP and COO

By:     /s/ Matthew K. Smith

Title:     EVP and CFO

II

EXHIBIT III

Officer’s Certificate

April 10, 2020

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60675

Re: First Amendment to Sixth Amended and Restated Credit Agreement (the “First Amendment”), between First Mid Bancshares, Inc. (f/k/a First Mid-Illinois Bancshares, Inc.) (the “Borrower”) and The Northern Trust Company (the “Lender”).

Ladies and Gentlemen:

This certificate is being delivered to the Lender pursuant to Section 8 of the First Amendment. Terms used in this certificate which are defined in the Sixth Amended and Restated Credit Agreement (as amended, the “Agreement”) shall have the same meanings given to them in the Agreement.

In connection with the execution and delivery of the First Amendment, the undersigned officer of the Borrower hereby certifies as follows:

1.	After giving effect to the First Amendment, no Event of Default or Unmatured Event of Default under the Agreement, as amended by the First Amendment, has occurred and is continuing; and

2.
After giving effect to the First Amendment, the representations and warranties in Section 5 of the Agreement and in Section 8 of the First Amendment are true and correct in all material respects as of the date hereof.

Very truly yours,

FIRST MID BANCSHARES, INC. (f/k/a
FIRST MID-ILLINOIS BANCSHARES, INC.)

By:    /s/ Michael L. Taylor

Title:    SEVP and COO

III